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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 7, 2007

                         MEDICAL PROPERTIES TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

                        COMMISSION FILE NUMBER 001-32559



                      MARYLAND                           20-0191742
           (State or other jurisdiction              (I. R. S. Employer
         of incorporation or organization)           Identification No.)


        1000 URBAN CENTER DRIVE, SUITE501
                 BIRMINGHAM, AL                               35242
     (Address of principal executive offices)               (Zip Code)

               Registrant's telephone number, including area code
                                 (205) 969-3755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

/ /  Written communications pursuant to Rule425 under the Securities Act
    (17 CFR 230.425)

/ / Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 7, 2007, Medical Properties Trust, Inc. issued a press release announcing its financial results for the quarter and nine months ended September 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference in any filing of Medical Properties Trust, Inc. with the Securities and Exchange Commission, except as expressly set forth by specific reference in any such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

    99.1 Press release dated November 7, 2007 reporting financial results for the quarter and nine months ended
                    September 30, 2007





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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MEDICAL PROPERTIES TRUST, INC.
                                          (Registrant)


                                          By: /s/ R. Steven Hamner
                                              -------------------------
                                              R. Steven Hamner
                                              Executive Vice President
                                              and Chief Financial Officer
                                              (Principal Financial and
                                              Accounting Officer)


Date: November 7, 2007



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                               INDEX TO EXHIBITS


EXHIBIT NUMBER          DESCRIPTION
--------------          -----------

     99.1 Press release dated November 7, 2007 reporting financial results for the quarter and nine months ended
                        September 30, 2007





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